BLACKROCK FUNDSSM

BlackRock Short Obligations Fund

(the “Fund”)

Supplement dated October 5, 2021 to the Statement of

Additional Information (“SAI”) of the Fund dated November 27, 2020, as supplemented to date

Effective immediately, the Fund’s Statement of Additional Information is amended as follows:

The chart listing investments and investment strategies in the section of Part I of the Fund’s Statement of Additional Information entitled “I. Investment Objective and Policies” is amended to check off “Lease Obligations” as follows:

Lease Obligations	X

Shareholders should retain this Supplement for future reference.

SAI-SO-1021SUP